fast forward

advance relentlessly

R

Fourth Quarter/Full Year 2006 Results
and 2007 Financial Guidance

January 25, 2007

Exhibit 99.2

Agenda

2006 Highlights

Bob Rossiter, Chairman and CEO

Operating Review

Doug DelGrosso, President and COO

2006 Financial Results and 2007 Guidance

Jim Vandenberghe, Vice Chairman and CFO

Q and A Session

2006 Highlights

2006 Highlights
Company Overview

Improved overall financial results and liquidity position

Implemented comprehensive restructuring actions

Expanded infrastructure in Asia; grew total Asian sales

Continued to diversify mix of sales by region and customer

Maintained strong market positions and superior quality in
core products

Repositioned Interior business for future success

$17.1
$17.8
2005
2006

$500
$0
($500)
($419)
$116

$325
$397
2005
2006

$1.8
≈ $0.1
as of 12/31/05
as of 12/31/06

2006 Highlights
Improved Financial Results and Liquidity Position*

Net Sales

(in billions)

Core Operating Earnings

(in millions)

Free Cash Flow

(in millions)

2007 – 2009 Debt Maturities

(in billions)

2005

2006

*  Core operating earnings represent income before interest, other expense, income taxes, restructuring costs and other special items.  Loss before income taxes was $655.5 million and $1,187.2 million for the years ended December 31, 2006 and 2005, respectively.  Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  Net cash provided by operating activities was $285.3 million and $560.8 million for the years ended December 31, 2006 and 2005, respectively.  Please see slides titled “Non-GAAP Financial

Information” at the end of this presentation for further information.

Chrysler
BMW
Fiat
PSA
VW
Mercedes
Hyundai
Mazda
Nissan
Toyota
Renault
Porsche
All Other

North America

55%

Europe

36%

Rest Of World

9%

Europe

17%

North America

83%

Geographic

2006 Highlights
Continued To Diversify Our Sales Mix

Ford & GM - 75%

All Other

Saab, Volvo,

Jaguar and Land Rover

8%

Classic Ford & GM

47%

Customer

1994

2006

Lear’s Total Asian Sales Were 10% Of
Lear’s Total Sales In 2006

2006 Highlights

Strong Market Positions and Superior Quality

Strong Global Market Positions And
Superior Quality In Our Core Businesses

                  Seating Systems

#2 Position globally, in a market estimated to be about
$45 to $50 billion in size:

#2 Positions in North America and Europe

#3 Position in Asia, including #2 Position in China

Lear is recognized as the highest quality major seat
manufacturer for the past 6 years, according to the J.D.
Power Seat Survey

                  Electrical Distribution Systems

#3 Position in North America, #4 Position in Europe and
#3 Position in China

Lear is a true partner to all of the world’s major automakers, with strong market positions and superior quality in our core businesses:

Source:  Lear Market Share Study / CSM Worldwide Survey Data

Interior components are no longer a core business for Lear

Contributed substantially all of Lear’s European Interior business to
International Automotive Components Group – Europe, which
already owned Collins & Aikman’s European Interior business, in return for a one-third equity interest

Reached agreement to contribute substantially all of Lear’s North
American Interior business to International Automotive Components
Group – North America in return for a 25% equity interest:

Expect to close transaction during the first quarter of 2007

*    Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Interior Business Now Positioned For Future Success;
Lear To Participate In Upside With Minority Interests

2006 Highlights
Repositioned Interior Business For Future Success*

Operating Review

Further consolidation of supply base

Sourcing of individual components

Global cost and quality benchmarks

Increased emphasis on technology and innovation

Emerging Trends Within Supply Base*

*    Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Lear’s Response

Global restructuring actions

Focus on core businesses; JVs for Interior business

Selectively increase vertical integration

Continue to evolve low-cost footprint

Core DimensionTM product and technology strategy

Summary of Global Restructuring Activity*

Additional census reductions

Worldwide census reductions of
5% of total

Opening of 12 new Lear or Lear
joint venture facilities to support
low-cost footprint, growth in Asia
and continued diversification

Opening of 10 new Lear or Lear
joint venture facilities to support
low-cost footprint, growth in Asia
and continued diversification

Further plant actions; including
additional closures

Plant efficiency actions involving
numerous locations and the closure
of 14 facilities

Additional consolidation of
administrative functions / divisions

Consolidated several administrative
functions / divisions

New streamlined, product-focused
global organizational structure

Planned Actions

Completed Actions

*    Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Action Plans To Improve Margins*

Revenue

Proprietary products and technology

Selective vertical integration (e.g., seat
structures, trim and foam, as well as,
terminals & connectors)

Superior quality and service

Diversification of sales

Material Cost

Evolving low-cost footprint

Global restructuring savings

CTO benchmarking initiative

Design cost savings

Commodity cost recovery actions

Commercial negotiations

SG & A / Overhead

Streamlined organizational structure

Consolidation of administrative
functions / divisions

Ongoing cost and efficiency actions

Divestiture of Interior business

Increased low-cost engineering

Froze U.S. salaried pension plan;
defined benefit plan replaced by
defined contribution plan

Labor Cost

Increased low-cost sourcing

Plant and facility consolidations

Census reduction actions

Improved program management and
launch efficiency

Productivity improvement actions

Fully competitive labor contracts

*    Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Lear Continues To Evolve Its Global Footprint
To Improve Competitiveness And Support
Future Sales Growth And Diversification

Shown below is a summary of 22 new facilities Lear opened in 2006 or plans to open this year:

Maintaining A Competitive Global Footprint*

Evolve Low-Cost
Component Strategy
(9 Facilities)

Increase Lear’s
Infrastructure in Asia
(10 Facilities)

Support Growth with Asian
Automakers Globally
(3 JV Facilities)

                     China

Nanjing

  Ford / Mazda – Seating

Shanghai

  Cadillac – Seating

  CTO Center

  Engineering Center

Wuhu

  Chery – Seating

                    India

Chennai

  BMW/Ford – Seating

  Hyundai – Seating

Halol

  GM – Seating

Nashik

  M&M/Renault – Seating

Pune

  TATA – Seating

China – Seating Components

Honduras – Wire Harnesses

India – Seating Components

Mexico – Seating Components (3)

Slovakia – Seating Components

South Africa – Seat Trim

Turkey – Seat Trim

         TACLE JVs – Nissan Seating

                             Guangzhou, China

                             Sunderland, England

                             Smyrna, TN (U.S.)

*    Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Lear Continues To Aggressively Sign New Business
In Asia And With Asian Automakers Globally

*   Total Asian-related sales target includes consolidated and non-consolidated sales.

**  Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Major New Awards in 2006**

≈ $3,150

$2,550

$2,200

Consolidated

Non-consolidated

(in millions)

Revenue in Asia and with

Asian Manufacturers**

Aggressively Growing Total Asian Business*

Automaker

Market

Lear Content

Future

Vehicle

Program(s)

Chery

China

Seating, IntelliTire

®

Several cars/vans

Nanjing Auto

China

Seating, Electronics

Rover

Toyota

U.S.

Flooring/Acoustics, Headliner

Tacoma

Chinese

China

Seating, Electronics

Various

GM

China

Seating, Flooring/Acoustics

Epsilon

Asian

Global

Seating, Electronics

Various

BMW

China

Seating, Entertainment System

5-Series

Mazda

China

Seating

Mazda2

Nissan

China

Seating, Junction Box

Qashqai

Honda

U.S./Canada

ProTec

TM

Accord, Pilot, TSX

2006 Financial Results
and 2007 Guidance

Major special items in fourth quarter:

Loss on the divestiture of North American Interior business

Loss on the extinguishment of debt

Costs related to restructuring actions

Operating results exceeded previous guidance, reflecting:

Less adverse Lear platform mix globally

Lower depreciation, resulting from asset write-downs in Interior business

Favorable cost performance and operating efficiencies

Free cash flow exceeded previous guidance by approximately $100 million, reflecting:

Higher operating earnings and lower capital spending

Lower than expected cash for restructuring, due to timing

Timing of commercial recoveries

Fourth Quarter 2006
Major Factors Impacting Financial Results*

*

Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Fourth Quarter 2006
Industry Environment

Fourth Quarter

Fourth Quarter

2006

2006 vs. 2005

North American Production

Industry

3.6 mil

Down 8%

Big Three

2.3 mil

Down 13%

European Production

Industry

4.7 mil

Down 1%

Lear's Top 5 Customers

2.4 mil

Down 2%

Key Commodities (Quarterly Average)

vs. Prior Quarter

Steel (Hot Rolled)

Down 7%

Up 3%

Resins (Polypropylene)

Down 10%

Down 8%

Copper

Down 7%

Up 72%

Crude Oil

Down 15%

Down 1%

Fourth Quarter 2006
Financial Summary*

(in millions, except net loss per share)

Fourth

Quarter 2006

Fourth

Quarter 2005

4Q '06

B/(W) 4Q '05

Net Sales

$4,280.5

$4,397.3

($116.8)

Loss Before Interest, Other Expense and

Income Taxes

($522.5)

($259.9)

($262.6)

Pretax Loss

($635.9)

($346.1)

($289.8)

Net Loss

($645.0)

($602.6)

($42.4)

Net Loss Per Share

($8.90)

($8.97)

$0.07

SG&A % of Net Sales

3.6

%

3.3

%

(0.3)

pts.

Interest Expense

$52.3

$45.1

($7.2)

Depreciation / Amortization

$92.8

$102.5

$9.7

Other Expense, Net

$61.1

$41.1

($20.0)

*

Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Fourth Quarter 2006
Restructuring and Special Items*

(in millions)

Loss Before

Interest, Other

Expense and

Income Taxes

Pretax Loss

COGS

SG&A

Interest / Other

Expense

2006 Reported Results

$                   (522.5)

$           (635.9)

Reported results include the following items:

Loss on divestiture of Interior business

$                     607.3

$             607.3

$       -

$     -

$                 -

Costs related to restructuring actions

                          44.0

                  42.5

34.0

10.0

(1.5)

Fixed asset impairment charges

                            0.8

                     0.8

0.8

         -

                      -

Loss on extinguishment of debt

                                -

                  48.5

           -

         -

48.5

2006 Core Operating Results

129.6

$

$               63.2

2005 Core Operating Results

138.5

$

$               77.6

Fourth Quarter

Income Statement Category

Memo:

*

Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Fourth Quarter 2006
Net Sales Changes and Margin Impact Versus Prior Year

Net Sales

Margin

Performance Factor

Change

Impact

Comments

(in millions)

Industry Production /

$     (436)

Negative

Primarily lower industry production in

Platform Mix / Net Pricing /

Other

North America (down 8%) and unfavorable

platform mix (Big 3 down 13%)

Global New Business

         279

Positive

In North America, Hyundai Santa Fe, DCX

Caliber/Compass, GM large SUVs: In

Europe, Opel Corsa, Ford Galaxy,

Peugeot 207; In China, BMW 5-Series

and various programs in South America

F/X Translation

         138

Neutral

Euro up 8%, Canadian dollar up 3%

Commodity / Raw Material

Negative

Unfavorable year over year increases--

copper up 72%

Acquisition / Divestiture

         (98)

Neutral

Divestiture of European Interior business

Performance

Positive

Favorable operating performance in core

businesses, including benefits from

restructuring actions

Full Year 2006
Restructuring and Special Items*

(in millions)

Loss Before

Interest, Other

Expense and

Income Taxes

Pretax Loss

COGS

SG&A

Interest/Other

Expense

2006 Reported Results

$                   (357.9)

$           (655.5)

Reported results include the following items:

Loss on divestiture of Interior business

$                     636.0

$             636.0

-

$

-

$

-

$

Costs related to restructuring actions

                        105.6

                  99.7

88.4

17.2

              (5.9)

Goodwill and fixed asset impairment charges

                          12.9

                  12.9

10.0

-

-

Loss on extinguishment of debt

                                -

                  48.5

-

-

48.5

Sale and capital restructuring of joint ventures

                                -

                 (26.9)

-

-

            (26.9)

2006 Core Operating Results

396.6

$

$             114.7

2005 Core Operating Results

324.5

$

$               96.6

Full Year

Income Statement Category

Memo:

*

Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

Fourth Quarter and Full Year 2006
Business Segment Results*

($ in millions)

2006

2005

2006

2005

Seating

Net Sales

2,903.2

$

2,842.1

$

11,624.8

$

11,035.0

$

Segment Earnings*

181.0

$

153.4

$

604.0

$

323.3

$

% of Sales

6.2

%

5.4

%

5.2

%

2.9

%

Adjusted

% of Sales**

6.7

%

5.9

%

5.6

%

3.5

%

Electronic and Electrical

Net Sales

739.3

$

718.8

$

2,996.9

$

2,956.6

$

Segment Earnings*

(5.1)

$

34.1

$

102.5

$

180.0

$

% of Sales

(0.7)

%

4.7

%

3.4

%

6.1

%

Adjusted

% of Sales**

2.4

%

7.4

%

4.9

%

7.4

%

Interior

Net Sales

638.0

$

836.4

$

3,217.2

$

3,097.6

$

Segment Earnings*

(34.2)

$

(52.3)

$

(183.8)

$

(191.1)

$

% of Sales

(5.4)

%

(6.3)

%

(5.7)

%

(6.2)

%

Adjusted

% of Sales**

(4.9)

%

(3.5)

%

(5.0)

%

(2.5)

%

Full Year

Fourth Quarter

*

Segment earnings represent income (loss) before goodwill impairment charge, loss on divestiture, interest, other expense and income taxes.  Income before goodwill impairment charge, loss on divestiture, interest, other expense and income taxes for the Company was $84.8 million and $82.9 million for the three months ended 12/31/06 and 12/31/05, respectively, and $281.0 million and $105.4 million for the twelve months ended 12/31/06 and 12/31/05, respectively.

Please see slides titled “Non-GAAP Financial Information” at the end of this presentation for further information.

**

Adjusted % of Sales excludes impairments, restructuring costs and other special items of $39.4 million (Seating - $13.9, Electronic and Electrical - $22.8,

Interior - $2.7) and $54.7 million (Seating - $12.9, Electronic and Electrical - $19.1, Interior - $22.7) for the three months ended 12/31/06 and 12/31/05,

respectively, and $109.1 million (Seating - $41.7, Electronic and Electrical - $44.8,  Interior - $22.6) and $217.1 million (Seating - $63.5, Electronic and

Electrical - $39.0, Interior - $114.6) for the twelve months ended 12/31/06 and 12/31/05, respectively.

Fourth Quarter and Full Year 2006
Free Cash Flow*

(in millions)

Fourth

Quarter

2006

Full Year

2006

Net Loss

$    (645.0)

$    (707.5)

Divestiture of Interior Business

607.3

636.0

Depreciation / Amortization

92.8

392.2

Working Capital / Other

278.4

142.6

Cash from Operations

$     333.5

$     463.3

Capital Expenditures

         (79.1)

       (347.6)

Free Cash Flow

$     254.4

$     115.7

*

Free Cash Flow represents net cash provided by operating activities ($179.2 million for the three months and $285.3 million for the twelve months ended 12/31/06) before net change in sold accounts receivable ($154.3 million for the three months and

$178.0 million for the twelve months ended 12/31/06) (Cash from Operations), less capital expenditures.  Please see slides titled

“Non-GAAP Financial Information” at the end of this presentation for further information.

2007 Guidance
Full Year Production Assumptions*

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Full Year

Change from

2007 Guidance

Prior Year

North American Production

Total Industry

≈ 15.3 mil

about flat

Big Three

≈ 10.0 mil

down 2%

European Production

Total Industry

≈ 19.2 mil

flat

Lear's Top 5 Customers

≈ 9.5 mil

down 3%

Euro

$1.30 / Euro

up 4%

Key Commodities

moderating

trending lower

2007 Guidance
Factors Impacting Core Business Margins*

Seating

     Electronic and
         Electrical

2007 Margin Impact vs. 2006

Please see slide titled “Forward-Looking Statements” at the end of this presentation for further information.

Volume and Mix

–

–

New Business Globally

+

neutral

Commodity Costs/Recovery

+

+

Restructuring Savings

+

+

Ongoing Cost Reductions

+

+

Low-Cost Sourcing/Engineering

+

+

Selective Vertical Integration

+

+

Proprietary Products/Technology

+

+

2007 Guidance
Full Year Financial Projections*

**  Subject to actual mix of financial results by country.

Full Year 2007

Financial Guidance

for Core Business

(excludes Interior business)

Net Sales

≈ $15.0 billion

Core Operating Earnings

$560 to $600 million

Income before interest, other expense,

income taxes, restructuring

costs and other special items

Interest Expense

$215 to $225 million

Pretax Income

$270 to $310 million

before restructuring costs

and other special items

Estimated Tax Expense

$100 to $120 million

**

Pretax Restructuring Costs

≈ $100 million

Capital Spending

≈ $250 million

Depreciation and Amortization

≈ $310 million

Free Cash Flow

≈ $225 million

* Please see slides titled “Non-GAAP Financial Information” and “Forward-Looking Statements” at the end of this presentation for further information.

ADVANCE RELENTLESSLY™

www.lear.com

LEA

NYSE

Listed

R

Non-GAAP Financial Information

In addition to the results reported in accordance with accounting principles generally accepted in the United States (“GAAP”) included throughout this presentation, the Company has provided information regarding ”income before interest, other expense, income taxes, restructuring costs and other special items” (core operating earnings), “loss before interest, other expense and income taxes,” "pretax income before restructuring costs and other special items" and "free cash flow" (each, a non-GAAP financial measure).  Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures.  The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity.

Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company’s financial position and results of operations.  In particular, management believes that core operating earnings, loss before interest, other expense and income taxes and pretax income before restructuring costs and other special items are useful measures in assessing the Company’s financial performance by excluding certain items that are not indicative of the Company's core operating earnings or that may obscure trends useful in evaluating the Company’s continuing operating activities.  Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods.  Management believes that free cash flow is useful to both management and investors in their analysis of the Company’s ability to service and repay its debt.  Further, management uses these non-GAAP financial measures for planning and forecasting in future periods.

Core operating earnings, loss before interest, other expense and income taxes, pretax income before restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income (loss), net income (loss), cash provided by operating activities or other income statement or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity.  In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses.  Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies.

Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP.  Given the inherent uncertainty regarding special items and the net change in sold accounts receivable in any future period, a reconciliation of forward-looking financial measures is not feasible.  The magnitude of these items, however, may be significant.

Non-GAAP Financial Information
Cash from Operations And Free Cash Flow

(in millions)

Three Months

Full Year

Full Year

Q4 2006

2006

2005

Net cash provided by operating activities

$               179.2

$               285.3

$               560.8

Net change in sold accounts receivable

                  154.3

                  178.0

                (411.1)

Net cash provided by operating activities

before net change in sold accounts receivable

(cash from operations)

                  333.5

                  463.3

                  149.7

Capital expenditures

                  (79.1)

                (347.6)

                (568.4)

Free cash flow

$               254.4

$               115.7

$             (418.7)

Non-GAAP Financial Information
Core Operating Earnings

Three Months Ended

Twelve Months Ended

(in millions)

Q4 2006

Q4 2005

Q4 2006

Q4 2005

Pretax loss

$    (635.9)

$    (346.1)

$    (655.5)

$ (1,187.2)

Interest expense

           52.3

           45.1

         209.8

         183.2

Other expense, net

           61.1

           41.1

           87.8

           96.6

Loss before interest, other expense

and income taxes

$    (522.5)

$    (259.9)

$    (357.9)

$    (907.4)

Goodwill impairment charges

                 -

         342.8

              2.9

      1,012.8

Loss on divestiture of Interior business

         607.3

                 -

         636.0

                 -

Costs related to restructuring actions

           44.0

           47.1

         105.6

         106.3

Fixed asset impairment charges

              0.8

              8.5

           10.0

           82.3

Litigation charges

                 -

                 -

                 -

           30.5

Income before interest, other expense,

income taxes, restructuring costs and

other special items

$      129.6

$      138.5

$      396.6

$      324.5

(core operating earnings)

Non-GAAP Financial Information
Pretax Income Before Restructuring Costs
  And Other Special Items

(in millions)

Q4 2005

2005

Pretax loss

$    (346.1)

$ (1,187.2)

Goodwill impairment charges

         342.8

      1,012.8

Costs related to restructuring actions

           42.6

         102.8

Fixed asset impairment charges

              8.5

           82.3

Litigation charges

                 -

           39.2

Sale and capital restructuring of joint ventures

           29.8

           46.7

Pretax income before restructuring costs

and other special items

$        77.6

$        96.6

Non-GAAP Financial Information
Segment Earnings Reconciliation

(in millions)

Q4 2006

Q4 2005

Q4 2006

Q4 2005

Seating

$    181.0

$    153.4

$    604.0

$      323.3

Electronic and Electrical

          (5.1)

         34.1

       102.5

         180.0

Interior

        (34.2)

        (52.3)

      (183.8)

        (191.1)

Segment earnings

$    141.7

135.2

$

$    522.7

312.2

$

Corporate and geographic headquarters and

elimination of intercompany activity

        (56.9)

        (52.3)

      (241.7)

        (206.8)

Income before goodwill impairment charges, loss

on divestiture, interest, other expense and

income taxes

$      84.8

$      82.9

$    281.0

$      105.4

Goodwill impairment charges

              -

       342.8

           2.9

     1,012.8

Loss on divestiture of Interior business

       607.3

              -

       636.0

                -

Interest expense

         52.3

         45.1

       209.8

         183.2

Other expense, net

         61.1

         41.1

         87.8

           96.6

Pretax loss

$   (635.9)

$   (346.1)

$   (655.5)

$  (1,187.2)

Three Months Ended

Twelve Months Ended

Non-GAAP Financial Information
Adjusted Segment Earnings

Three Months Q4 2006

Three Months Q4 2005

Electronic and

Electronic and

(in millions)

Seating

Electrical

Interior

Seating

Electrical

Interior

Segment earnings

181.0

$

(5.1)

$

(34.2)

$

153.4

$

34.1

$

(52.3)

$

Fixed asset impairment charges

-

-

0.8

-

-

8.5

Costs related to restructuring actions

13.9

22.8

1.9

12.9

19.1

14.2

Adjusted segment earnings

194.9

$

17.7

$

(31.5)

$

166.3

$

53.2

$

(29.6)

$

Full Year 2006

Full Year 2005

Electronic and

Electronic and

(in millions)

Seating

Electrical

Interior

Seating

Electrical

Interior

Segment earnings

604.0

$

102.5

$

(183.8)

$

323.3

$

180.0

$

(191.1)

$

Fixed asset impairment charges

-

-

10.0

-

-

82.3

Costs related to restructuring actions

41.7

44.8

12.6

33.0

39.0

32.3

Litigation charges

-

-

-

30.5

-

-

Adjusted segment earnings

645.7

$

147.3

$

(161.2)

$

386.8

$

219.0

$

(76.5)

$

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform
Act of 1995, including statements regarding anticipated financial results and liquidity. Actual results may differ materially from anticipated results as a result of certain risks and uncertainties, including but not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition of the Company’s customers or suppliers, fluctuations in the production of vehicles for which the Company is a supplier, disruptions in the relationships with the Company’s suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the
Company's ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions, the outcome of customer productivity negotiations, the impact and timing of program launch costs, the costs and timing of facility closures, business realignment or similar actions, increases in the Company's warranty or product liability costs, risks associated with conducting business in foreign countries, competitive conditions impacting the
Company's key customers and suppliers, raw material costs and availability, the Company's ability to mitigate the significant impact of increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, unanticipated changes in cash flow, including the
Company’s ability to align its vendor payment terms with those of its customers, the finalization of the Company's restructuring strategy and other risks described from time to time in the Company's Securities and Exchange
Commission filings. In particular, the Company’s financial outlook for 2007 is based on several factors, including the
Company’s current vehicle production and raw material pricing assumptions.  The Company’s actual financial results could differ materially as a result of significant changes in these factors.  In addition, the Company’s agreement to contribute essentially all of its North American Interior business to IAC North America is subject to various conditions, including the receipt of required third-party consents, as well as other closing conditions customary for transactions of this type.  No assurances can be given that the proposed transaction will be consummated on the terms contemplated or at all.

The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof.

Forward-Looking Statements